AMENDMENT NO. 1 TO
LOAN AND SERVICING AGREEMENT
This AMENDMENT NO. 1 TO LOAN AND SERVICING AGREEMENT, effective as of August 31, 2012 (this “Amendment”), is executed by and among DT WAREHOUSE, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), DT CREDIT COMPANY, LLC, an Arizona limited liability company, as servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Backup Servicer, Paying Agent and Securities Intermediary, DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Committed Lender, DEUTSCHE BANK AG, NEW YORK BRANCH, as Program Agent for the Conduit Lenders and the Committed Lenders and as a Managing Agent. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Loan and Servicing Agreement” (defined below).
WITNESSETH:
WHEREAS, the Borrower, the Servicer, the Program Agent, the Backup Servicer, the Securities Intermediary, the Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Loan and Servicing Agreement dated as of December 28, 2011 (the “Loan and Servicing Agreement”);
WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Loan and Servicing Agreement as described below;
NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendment to the Loan and Servicing Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent and subsequent set forth in Section 2 hereof, the Loan and Servicing Agreement is hereby amended as follows:
1.1 The following definitions of “60+ Delinquency Measurement Contract”, “60+ Delinquency Measurement Ratio (Managed Portfolio Contracts)” and “Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts)” are hereby added to Section 1.01 of the Loan and Servicing Agreement in appropriate alphabetical order therein:
“60+ Delinquency Measurement Contract” means, as of any date of determination, a Contract, other than a Charged-Off Contract, as to which all or any portion of any Scheduled Payment in excess of 10.00% of such Scheduled Payment is due and unpaid for more than 60 days but less than 121 days.
“60+ Delinquency Measurement Ratio (Managed Portfolio Contract)” means, as of any Measurement Date, with respect to the Managed Portfolio Contracts, the quotient (expressed as a percentage) of (a) the Principal Balance of all of the Managed Portfolio Contracts which are 60+ Delinquency Measurement Contracts as of such Measurement Date, divided by (b) the aggregate Principal Balance of all Managed Portfolio Contracts as of such Measurement Date.
“Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts)” means, as of any Measurement Date with respect to the 60+ Delinquency Measurement Contracts, the average of the 60+ Delinquency Measurement Ratios (Managed Portfolio Contract) for the DT Entities On A Consolidated Basis for the three (3) consecutive Accounting Periods most recently ended.

1.2 The definition of Delinquency Measurement Ratio set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:
“Delinquency Measurement Ratio” means, as of any Measurement Date, with respect to the Pledged Contracts, the quotient (expressed as a percentage) of (a) the Principal Balance of the Pledged Contracts which are Delinquency Measurement Contracts as of such Measurement Date, divided by (b) the aggregate Principal Balance of all Pledged Contracts as of such Measurement Date.
1.3 The definition of “Level One Trigger Event” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:
“Level One Trigger Event” means, as of any date of determination, the occurrence of any of the following:
(a)    the Rolling Average Delinquency Ratio (Pledged Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below;

Accounting Period	Rolling Average Delinquency Ratio (Pledged Contracts)
January	13.05%
February	11.84%
March	9.95%
April	8.50%
May	8.71%
June	9.64%
July	10.79%
August	11.74%
September	12.43%
October	12.65%
November	12.70%
December	13.00%

(b)    the Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts)
January	5.35%
February	5.35%
March	5.35%
April	4.35%
May	4.35%
June	4.35%
July	5.35%
August	5.35%
September	5.35%
October	5.35%
November	5.35%
December	5.35%

(c)    the Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts)
January	3.16%
February	3.09%
March	2.88%
April	2.47%
May	2.22%
June	2.13%
July	2.35%
August	2.62%
September	2.89%
October	3.07%
November	3.12%
December	3.15%

(d)    the Rolling Average Charged-Off Losses Ratio (Pledged Contracts) for the Account Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average Charged-Off Losses Ratio (Pledged Contracts)
January	3.16%
February	3.09%
March	2.88%
April	2.47%
May	2.22%
June	2.13%
July	2.35%
August	2.62%
September	2.89%
October	3.07%
November	3.12%
December	3.15%

(e)    the average of the Excess Spread Ratios for the three Accounting Periods immediately preceding such date shall be less than 6.00%.
1.4 The definition of “Level Two Trigger Event” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:
“Level Two Trigger Event” means, as of any date of determination, the occurrence of any of the following:
(a)    the Rolling Average Delinquency Ratio (Pledged Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below;

Accounting Period	Rolling Average Delinquency Ratio (Pledged Contracts)
January	14.30%
February	13.09%
March	11.19%
April	9.75%
May	9.96%
June	10.89%
July	12.04%
August	12.99%
September	13.68%
October	13.90%
November	13.95%
December	14.25%

(b)    the Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts)
January	6.25%
February	6.25%
March	6.25%
April	5.25%
May	5.25%
June	5.25%
July	6.25%
August	6.25%
September	6.25%
October	6.25%
November	6.25%
December	6.25%

(c)    the Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts)
January	3.57%
February	3.50%
March	3.28%
April	2.88%
May	2.62%
June	2.53%
July	2.75%
August	3.02%
September	3.29%
October	3.47%
November	3.52%
December	3.55%

(d)    the Rolling Average Charged-Off Losses Ratio (Pledged Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below.

Accounting Period	Rolling Average Charged-Off Losses Ratio (Pledged Contracts)
January	3.57%
February	3.50%
March	3.28%
April	2.88%
May	2.62%
June	2.53%
July	2.75%
August	3.02%
September	3.29%
October	3.47%
November	3.52%
December	3.55%

1.5 The definition of “Level Three Trigger Event” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:

“Level Three Trigger Event” means, as of any date of determination, the occurrence of any of the following:
(a)    the Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average 60+ Delinquency Ratio (Managed Portfolio Contracts)
January	4.75%
February	4.75%
March	4.75%
April	3.75%
May	3.75%
June	3.75%
July	4.75%
August	4.75%
September	4.75%
October	4.75%
November	4.75%
December	4.75%

(b)    the Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below; or

Accounting Period	Rolling Average Charged-Off Losses Ratio (Managed Portfolio Contracts)
January	2.84%
February	2.78%
March	2.59%
April	2.22%
May	2.00%
June	1.92%
July	2.12%
August	2.36%
September	2.60%
October	2.76%
November	2.81%
December	2.84%

(c)    the Rolling Average Charged-Off Losses Ratio (Pledged Contracts) for the Accounting Period immediately preceding such date shall exceed the percentage set forth for such Accounting Period in the table below.

Accounting Period	Rolling Average Charged-Off Losses Ratio (Pledged Contracts)
January	2.84%
February	2.78%
March	2.59%
April	2.22%
May	2.00%
June	1.92%
July	2.12%
August	2.36%
September	2.60%
October	2.76%
November	2.81%
December	2.84%

1.6 The definition of “Rolling Average Delinquency Ratio (Managed Portfolio Contracts)” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby deleted in its entirety.
SECTION 2.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Program Agent of counterparts of this Amendment executed by each of the parties hereto.
SECTION 3.Representations, Warranties and Confirmations. Each of the Servicer and the Borrower hereby represents and warrants that:
3.1 It has the power and is duly authorized, including by all corporate or limited liability company action on its part, to execute and deliver this Amendment.
3.2 This Amendment has been duly and validly executed and delivered by such party.
3.3 This Amendment and the Loan and Servicing Agreement as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.
3.4 Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of each such party, respectively, set forth in the Loan and Servicing Agreement and as amended hereby, are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).
3.5 Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes an Event of Termination, Servicer Default, Incipient Event of Termination or Incipient Servicer Default.
SECTION 4.Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
SECTION 5.Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan and Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan and Servicing Agreement or any right, power or remedy of any Program Agent under the Loan and Servicing Agreement, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to “this Agreement” or “this Loan and Servicing Agreement” or words of like import shall mean and be references to the Loan and Servicing Agreement as amended hereby, and each reference in any other Facility Document to the Loan and Servicing Agreement or to any terms defined in the Loan and Servicing Agreement which are modified hereby shall mean and be references to the Loan and Servicing Agreement or to such terms as modified hereby.
SECTION 6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.
SECTION 8.Headings. The Section headings herein are for convenience only and will not affect the construction hereof.
SECTION 9.Novation. This Amendment does not constitute a novation or termination of the Loan and Servicing Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.
SECTION 10.Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGE TO FOLLOW]

Signature Page to Amendment No 1 to Loan and Servicing Agreement
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

DT WAREHOUSE, LLC,
as Borrower

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DT CREDIT COMPANY, LLC,
as Servicer

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer, Paying Agent and Securities Intermediary

By: /s/ Jeanine C. Casey
Name: Jeanine C. Casey
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH
as a Managing Agent and as
Program Agent

By: /s/ Katherine Bologna
Name: Katherine Bologna
Title: Vice President

By: /s/ Ian Salters
Name: Ian Salters
Title: Director

Deutsche Bank Trust Company Americas,
as a Committed Lender

By: /s/ Ian Salters
Name: Ian Salters
Title: Director
By: /s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director